UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 3, 2015

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

97 Darling Avenue, South Portland, ME	04106
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code	(207) 773-8171

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2015, WEX Inc.’s (“WEX”) Board of Directors appointed Roberto Simon as the company’s Chief Financial Officer, effective as of February 26, 2016 or such later date as he commences employment with WEX.  On the same date, Steven Elder agreed that he will step down from his position as Senior Vice President and Chief Financial Officer, effective as of Mr. Simon’s commencement of employment, and will thereafter serve as Senior Vice President, Investor Relations.  Until that time, Mr. Elder will continue to serve as the Senior Vice President and Chief Financial Officer.

Previously, Mr. Simon (41) served as the Revlon, Inc. (“Revlon”) Executive Vice President and Chief Financial Officer since October 2014.  Prior to that, he was the Revlon Senior Vice President, Global Finance from October 2013 to September 2014 and served as Revlon’s Global Business Process Owner, SAP, since February 2014.  Prior to joining Revlon as a result of Revlon’s acquisition of The Colomer Group Participations, S.L. (“The Colomer Group”), Mr. Simon served in various senior finance positions of increasing responsibility at The Colomer Group since 2002, including most recently serving as The Colomer Group’s Chief Financial Officer from October 2011 to October 2014.  Prior to that, he served as The Colomer Group’s Vice President of Finance for America and Africa from January 2008 until September 2011.

Mr. Simon’s offer letter, dated November 3, 2015 (the “Offer Letter”), provides that Mr. Simon will receive an annual base salary of not less than $500,000, with a target bonus of 75% of his base salary and with the possibility of such amount ranging from 0 to 200% of such amount based upon the Company’s and/or Mr. Simon’s achievement of performance objectives.  During his employment with WEX, Mr. Simon is eligible to participate in WEX’s annual long-term incentive programs (“LTIP”) under the WEX Inc. Equity and Incentive Plan (the “Equity Plan”) with an annual target award of $1,000,000.  Effective upon his hiring, that Mr. Simon will receive, subject to approval by the Board of Directors, a sign-on LTIP award of restricted stock units with a value of $1,250,000 that will vest over a three year period on the first three anniversaries of the award date.

A copy of the Offer Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The foregoing description of the Offer Letter is subject to, and qualified in its entirety by, the Offer Letter.  Mr. Simon does not have any family relationships with any of the Company's directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

WEX issued a press release on November 5, 2015 announcing the appointment of Mr. Simon.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

10.1	Offer Letter dated November 3, 2015 between WEX Inc. and Mr. Simon

99.1	News release of WEX Inc. dated November 5, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX INC.

Date:	November 5, 2015	By:	/s/ Melissa D. Smith
Melissa D. Smith
Chief Executive Officer

WEX INC.
CURRENT REPORT ON FORM 8-K
Report Dated November 3, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Offer Letter dated November 3, 2015 between WEX Inc. and Mr. Simon

99.1	News release of WEX Inc. dated November 5, 2015